EXECUTION COPY


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                              UNIVERSAL BANK, N.A.


                                       and


                          CITIBANK (SOUTH DAKOTA), N.A.


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                         RECEIVABLES PURCHASE AGREEMENT
                           Dated as of October 5, 2001


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

                                TABLE OF CONTENTS

                                                                            Page

                                    ARTICLE I

                                   DEFINITIONS

Section 1.01.     Definitions..................................................1
Section 1.02.     Other Definitional Provisions................................3


                                   ARTICLE II

                     PURCHASE AND CONVEYANCE OF RECEIVABLES

Section 2.01.     Purchase.....................................................4


                                   ARTICLE III

                            CONSIDERATION AND PAYMENT

Section 3.01.     Purchase Price...............................................5


                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

Section 4.01.     Representations and Warranties of Universal Bank
                  Relating to Universal Bank...................................5
Section 4.02.     Representations and Warranties of Universal Bank
                  Relating to the Agreement and the Receivables................6
Section 4.03.     Representations and Warranties of Citibank
                  (South Dakota)...............................................7


                                    ARTICLE V

                                    COVENANTS

Section 5.01.     Covenants of Universal Bank..................................9
Section 5.02.     Covenants of Citibank (South Dakota)........................11


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                                                                            Page

                                   ARTICLE VI

                          TERM AND PURCHASE TERMINATION

Section 6.01.     Term........................................................11
Section 6.02.     Purchase Termination........................................11


                                   ARTICLE VII

                            MISCELLANEOUS PROVISIONS

Section 7.01.     Amendment...................................................12
Section 7.02.     Governing Law...............................................12
Section 7.03.     Notices.....................................................13
Section 7.04.     Severability of Provisions..................................13
Section 7.05.     Assignment..................................................13
Section 7.06.     Acknowledgment and Agreement of Universal Bank..............14
Section 7.07.     Further Assurances..........................................14
Section 7.08.     No Waiver; Cumulative Remedies..............................14
Section 7.09.     Counterparts................................................14
Section 7.10.     Binding; Third-Party Beneficiaries..........................14
Section 7.11.     Merger and Integration......................................15
Section 7.12.     Headings....................................................15
Section 7.13.     Schedules and Exhibits......................................15
Section 7.14.     Survival of Representations and Warranties..................15


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

         RECEIVABLES PURCHASE AGREEMENT, dated as of October 5, 2001, by and between CITIBANK (SOUTH DAKOTA), N.A., a national banking association organized under the laws of the United States of America ("Citibank (South Dakota)"), and UNIVERSAL BANK, N.A., a national banking association organized under the laws of the United States of America ("Universal Bank").


                              W I T N E S S E T H:

         WHEREAS, Citibank (South Dakota) desires to purchase Receivables (hereinafter defined) arising under certain credit card accounts of Universal Bank;

         WHEREAS, it is contemplated that certain of the Receivables purchased hereunder will be transferred by Citibank (South Dakota) to the Master Trust (hereinafter defined) in connection with the issuance of certain asset-backed securities; and

         WHEREAS, Universal Bank agrees that all covenants and agreements made by Universal Bank herein with respect to the Designated Accounts (hereinafter defined) and Receivables, to the extent such Designated Accounts and Receivables therein have been designated for the Master Trust, shall also be for the benefit of the Master Trust Trustee (hereinafter defined) and all beneficiaries of the Master Trust, including holders of the Certificates.

         NOW, THEREFORE, it is hereby agreed by and between Universal Bank and Citibank (South Dakota) as follows:


                                    ARTICLE I

                                   DEFINITIONS

         Section 1.01. Definitions. Capitalized words and phrases used herein or in any certificate or document, or Conveyance Paper made or delivered pursuant hereto, and not otherwise defined herein or therein, shall have the meaning ascribed thereto in the Pooling and Servicing Agreement; in addition, the following words and phrases shall have the following meanings:

         "Agreement" shall mean this Receivables Purchase Agreement and all amendments hereof and supplements hereto.

         "Appointment Date" shall have the meaning set forth in Section 6.02.

         "Certificateholder" shall have the meaning set forth in the Pooling and Servicing Agreement.


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

         "Citibank (Nevada)" shall mean Citibank (Nevada), National Association, a national banking association organized under the laws of the United States of America, its successors and permitted assigns.

         "Citibank (South Dakota)" shall mean Citibank (South Dakota), N.A., a national banking association organized under the laws of the United States of America, its successors and permitted assigns.

         "Closing Date" shall mean October 5, 2001.

         "Conveyance" shall have the meaning set forth in subsection 2.01(a).

         "Conveyance Papers" shall have the meaning set forth in Section
4.01(c).

         "Designated Accounts" shall mean each MasterCard(R) and VISA(R) account established pursuant to a Credit Card Agreement between Universal Bank and any person, which account is designated in Annex I to this Agreement or otherwise agreed (whether by microfiche, computer file or otherwise) between Citibank (South Dakota) and Universal Bank as being subject to this Agreement.

         "Dissolution Event" shall have the meaning set forth in Section 6.02.

         "Due Period" shall have the meaning set forth in the Pooling and Servicing Agreement.

         "Excluded Receivables" shall mean all amounts payable by cardholders under any Designated Account which are recorded on the books and records of Universal Bank as "Charges" as defined under the Telecommunications Card Service Agreement.

         "Finance Charge Receivables" shall mean all Receivables in the Designated Accounts which would be treated as "Finance Charge Receivables" in accordance with the definition for such term in the Pooling and Servicing Agreement.

         "Interchange" shall mean interchange fees payable to Universal Bank in its capacity as credit card issuer, through VISA or MasterCard in connection with cardholder charges for goods and services.

         "Master Trust" shall mean Citibank Credit Card Master Trust I created by the Pooling and Servicing Agreement.

         "Master Trust Trustee" shall mean Bankers Trust Company, a New York banking corporation, the institution executing the Pooling and Servicing Agreement as, and acting in the capacity of trustee thereunder, or its successor in interest, or any successor trustee appointed as provided in the Pooling and Servicing Agreement.


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

         "Obligor" shall mean, with respect to each Designated Account, each person that would be treated as an "Obligor" in accordance with the definition for such term in the Pooling and Servicing Agreement.

         "Pooling and Servicing Agreement" shall mean the Pooling and Servicing Agreement, dated as of May 29, 1991, among Citibank (South Dakota) as Seller and Servicer, Citibank Nevada, as Seller and the Master Trust Trustee, as amended to the date hereof and as such agreement may be amended from time to time hereafter, including as amended and restated as of October 5, 2001.

         "Principal Receivables" shall mean all Receivables in the Designated Accounts which would be treated as "Principal Receivables" in accordance with the definition for such term in the Pooling and Servicing Agreement.

         "Purchase Price" shall have the meaning set forth in Section 3.01.

         "Purchased Assets" shall have the meaning set forth in subsection 2.01(a).

         "Receivables" shall mean all amounts shown on the Servicer's records as amounts payable by Obligors on any Designated Account from time to time, other than Excluded Receivables.

         "Recoveries" shall have the meaning set forth in the Pooling and Servicing Agreement except that references in such definition (or in defined terms related to such definition) to "Receivables" shall mean "Receivables" as defined in this Agreement.

         "Servicer" shall mean the Servicer from time to time under the Pooling and Servicing Agreement.

         "Telecommunications Card Service Agreement" shall mean the Telecommunications Card Service Agreement, dated as of April 2, 1998, between Citicorp and AT&T Corp., as amended to the date hereof and as such agreement may be amended from time to time hereafter.

         "Universal Bank" shall mean Universal Bank, N.A., a national banking association organized under the laws of the United States of America, and its successors and permitted assigns.

         Section 1.02.  Other Definitional Provisions.
                        -----------------------------

         (a) All terms defined in this Agreement shall have the defined meanings when used in any certificate, other document, or made or delivered pursuant hereto unless otherwise defined therein.

         (b) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement or any Conveyance Paper shall refer to this Agreement as a whole and not to any particular provision of this Agreement; and Section, Subsection, Schedule and Exhibit


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

references contained in this Agreement are references to Sections, Subsections, Schedules and Exhibits in or to this Agreement unless otherwise specified.


                                   ARTICLE II

                     PURCHASE AND CONVEYANCE OF RECEIVABLES

         Section 2.01.  Purchase.
                        --------

         (a) By execution of this Agreement, Universal Bank does hereby sell, transfer, assign, set over and otherwise convey to Citibank (South Dakota) (collectively, the "Conveyance"), without recourse except as provided herein, all its right, title and interest in, to and under the Receivables existing on the date hereof and hereafter created from time to time until the termination of this Agreement pursuant to Article VI hereof and all monies due and or to become due and all amounts received with respect thereto and all proceeds (including, without limitation, "proceeds" as defined in the UCC) thereof and the right to receive Interchange and Recoveries with respect to such Receivables (the "Purchased Assets").

         (b) In connection with such Conveyance, Universal Bank agrees (i) to record and file, at its own expense, any financing statements (and continuation statements with respect to such financing statements when applicable) with respect to the Receivables, meeting the requirements of applicable state law in such manner and in such jurisdictions as are necessary to perfect, and maintain perfection of, the Conveyance of such Purchased Assets from Universal Bank to Citibank (South Dakota), (ii) that such financing statements shall name Universal Bank, as seller, and Citibank (South Dakota), as purchaser, of the Receivables and (iii) to deliver a file-stamped copy of such financing statements or other evidence of such filings (excluding such continuation statements, which shall be delivered as filed) to Citibank (South Dakota) (or to the Master Trust Trustee, if Citibank (South Dakota) so directs) as soon as is practicable after filing. Universal Bank also authorizes Citibank (South Dakota) to record and file any of such financing statements and continuation statements.

         (c) In connection with such Conveyance, Universal Bank and Citibank (South Dakota) further agree that they will, at their own expense, on or before the Closing Date, indicate in their computer files or microfiche lists that the Receivables created in connection with the Designated Accounts have been conveyed to Citibank (South Dakota) in accordance with this Agreement.

         (d) The parties hereto intend that the conveyance of Universal Bank's right, title and interest in and to the Receivables shall constitute a sale, conveying good title free and clear of any liens, claims, encumbrances or rights of others from Universal Bank to Citibank (South Dakota) and that the Receivables shall not be part of Universal Bank's estate in the event of the insolvency of Universal Bank or a conservatorship, receivership or similar event with respect to Universal Bank. It is the intention of the parties hereto that the arrangements with respect to the Receivables shall constitute a purchase and sale of such Receivables and not a loan. If, however, it were to be determined that the transactions evidenced hereby constitute a loan and not a


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

purchase and sale, it is the intention of the parties hereto that this Agreement shall constitute a security agreement under applicable law, and that Universal Bank shall be deemed to have granted to Citibank (South Dakota) a first priority perfected security interest in all of Universal Bank's right, title and interest, whether now owned or hereafter acquired, in, to and under the Receivables and other Purchased Assets.


                                   ARTICLE III

                            CONSIDERATION AND PAYMENT

         Section 3.01. Purchase Price. The "Purchase Price" for the Receivables will be an amount as separately agreed between the parties hereto.


                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

         Section 4.01. Representations and Warranties of Universal Bank Relating to Universal Bank. Universal Bank hereby represents and warrants to, and agrees with, Citibank (South Dakota) as of the Closing Date, that:

         (a) Organization and Good Standing; Affiliate. Universal Bank is a national banking association duly organized and validly existing in good standing under the laws of the United States of America and has, in all material respects, full power and authority to own its properties and conduct its business as such properties are presently owned and such business is presently conducted, and to execute, deliver and perform its obligations under this Agreement. Universal Bank is an Affiliate of Citibank (South Dakota) within the meaning of the Pooling and Servicing Agreement.

         (b) Due Qualification. Universal Bank is duly qualified to do business and is in good standing as a foreign corporation (or is exempt from such requirements) and has obtained all necessary licenses and approvals, in each jurisdiction in which failure to so qualify or to obtain such licenses and approvals would (i) render any credit card agreement relating to a Designated Account or any Receivable unenforceable by Universal Bank, Citibank (South Dakota) or the Master Trust or (ii) have a material adverse effect on Citibank (South Dakota) or the Certificateholders.

         (c) Due Authorization. The execution, delivery and performance of this Agreement and each other document or instrument delivered pursuant hereto, if any (such other documents or instruments, collectively, the "Conveyance Papers") and the consummation of the transactions provided for in this Agreement and the Conveyance Papers have been duly authorized by Universal Bank by all necessary corporate action on the part of Universal Bank.


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

         (d) No Conflict. The execution and delivery of this Agreement and the Conveyance Papers by Universal Bank, the performance of the transactions contemplated by this Agreement and the Conveyance Papers, and the fulfillment of the terms of this Agreement and the Conveyance Papers applicable to Universal Bank will not conflict with, violate or result in any breach of any of the material teams and provisions of, or constitute (with or without notice or lapse of time or both) a material default under, any indenture, contract, agreement, mortgage, deed of trust, or other instrument to which Universal Bank is a party or by which it or any of its properties are bound.

         (e) No Violation. The execution, delivery and performance of this Agreement and the Conveyance Papers by Universal Bank and the fulfillment of the terms contemplated herein and therein applicable to Universal Bank will not conflict with or violate any Requirements of Law applicable to Universal Bank.

         (f) No Proceedings. There are no proceedings or investigations pending or, to the best knowledge of Universal Bank, threatened against Universal Bank, before any Governmental Authority (i) asserting the invalidity of this Agreement or the Conveyance Papers, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or the Conveyance Papers, (iii) seeking any determination or ruling that, in the reasonable judgment of Universal Bank, would materially and adversely affect the performance by Universal Bank of its obligations under this Agreement or the Conveyance Papers or (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of this Agreement or the Conveyance Papers.

         (g) All Consents. All authorizations, consents, orders or approvals of or registrations or declarations with any Governmental Authority required to be obtained, effected or given by Universal Bank in connection with the execution and delivery by Universal Bank of this Agreement and the Conveyance Papers and the performance of the transactions contemplated by this Agreement and the Conveyance Papers by Universal Bank have been duly obtained, effected or given and are in full force and effect.

         (h) No Adverse Selection. No selection procedures believed by Universal Bank to be adverse to the interests of Citibank (South Dakota) or the Investor Certificateholders have been used in selecting the Designated Accounts.

         Upon discovery by either Universal Bank or Citibank (South Dakota) of a breach of any of the foregoing representations and warranties, the party discovering such breach shall give written notice to the other party and the Master Trust Trustee within three Business Days following such discovery.

         Section 4.02. Representations and Warranties of Universal Bank Relating to the Agreement and the Receivables.

         (a) Representations and Warranties. Universal Bank hereby represents and warrants to Citibank (South Dakota) as of the date of this Agreement and as of the Closing Date, that:


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

                  (i) this Agreement and any Conveyance Paper each constitutes a legal, valid and binding obligation of Universal Bank enforceable against Universal Bank in accordance with its terms, except as such enforceability may be limited by applicable conservatorship, receivership, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and national banking associations in particular from time to time in effect or general principles of equity;

                  (ii) each Receivable has been conveyed to Citibank (South Dakota) free and clear of any Lien on such Receivable;

                  (iii) all authorizations, consents, orders or approvals of or registrations or declarations with any Governmental Authority required to be obtained, effected or given by Universal Bank in connection with the conveyance of Receivables to Citibank (South Dakota) have been duly obtained, effected or given and are in full force and effect; and

                  (iv) this Agreement constitutes a valid sale, transfer and assignment to Citibank (South Dakota) of all right, title and interest of Universal Bank in the Receivables and the proceeds thereof and the Interchange payable pursuant to this Agreement and the Recoveries payable pursuant to this Agreement, or, if this Agreement does not constitute a sale of such property, it constitutes a grant of a first priority perfected "security interest" (as defined in the UCC) in such property to Citibank (South Dakota), which, in the case of existing Receivables and the proceeds thereof and said Interchange, is enforceable upon execution and delivery of this Agreement and which will be enforceable with respect to such Receivables hereafter created and the proceeds thereof upon such creation. Upon the filing of the financing statements and, in the case of Receivables hereafter created and the proceeds thereof, upon the creation thereof, Citibank (South Dakota) shall have a first priority perfected security or ownership interest in such property and proceeds.

         (b) Notice of Breach. Upon discovery by either Universal Bank or Citibank (South Dakota) of a breach of any of the representations and warranties set forth in this Section 4.02, the party discovering such breach shall give written notice to the other party and the Master Trust Trustee within three Business Days following such discovery; provided that the failure to give notice within three Business Days does not preclude subsequent notice. Universal Bank hereby acknowledges that Citibank (South Dakota) intends to rely on the representations hereunder in connection with representations made by Citibank (South Dakota) to secured parties, assignees or subsequent transferees including but not limited to transfers made by Citibank (South Dakota) to the Master Trust pursuant to the Pooling and Servicing Agreement.

         Section 4.03. Representations and Warranties of Citibank (South Dakota). As of the Closing Date, Citibank (South Dakota) hereby represents and warrants to, and agrees with, Universal Bank that:

         (a) Organization and Good Standing; Affiliate. Citibank (South Dakota) is a national banking association duly organized and validly existing under the laws of the United States of America and has, in all material respects, full power and authority to own its properties and


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

conduct its business as such properties are presently owned and such business is presently conducted and to execute, deliver and perform its obligations under this Agreement. Citibank (South Dakota) is an Affiliate of Universal Bank within the meaning of the Pooling and Servicing Agreement.

         (b) Due Authorization. The execution and delivery of this Agreement and the Conveyance Papers and the consummation of the transactions provided for in this Agreement and the Conveyance Papers have been duly authorized by Citibank (South Dakota) by all necessary corporate action on the part of Citibank (South Dakota).

         (c) No Conflict. The execution and delivery of this Agreement and the Conveyance Papers by Citibank (South Dakota), the performance of the transactions contemplated by this Agreement and the Conveyance Papers, and the fulfillment of the terms of this Agreement and the Conveyance Papers applicable to Citibank (South Dakota), will not conflict with, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a material default under, any indenture, contract, agreement, mortgage, deed of trust or other instrument to which Citibank (South Dakota) is a party or by which it or any of its properties are bound.

         (d) No Violation. The execution, delivery and performance of this Agreement and the Conveyance Papers by Citibank (South Dakota) and the fulfillment of the terms contemplated herein and therein applicable to Citibank (South Dakota) will not conflict with or violate any Requirements of Law applicable to Citibank (South Dakota).

         (e) No Proceedings. There are no proceedings or investigations pending or, to the best knowledge of Citibank (South Dakota), threatened against Citibank (South Dakota), before any court, regulatory body, administrative agency, or other tribunal or Governmental Authority (i) asserting the invalidity of this Agreement or the Conveyance Papers, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or the Conveyance Papers, (iii) seeking any determination or ruling that, in the reasonable judgment of Citibank (South Dakota), would materially and adversely affect the performance by Citibank (South Dakota) of its obligations under this Agreement or the Conveyance Papers or (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of this Agreement or the Conveyance Papers.

         (f) All Consents. All authorizations, consents, orders or approvals of or registrations or declarations with any Governmental Authority required to be obtained, effected or given by Citibank (South Dakota) in connection with the execution and delivery by Citibank (South Dakota) of this Agreement and the Conveyance Papers and the performance of the transactions contemplated by this Agreement and the Conveyance Papers have been duly obtained, effected or given and are in full force and effect.

         Upon discovery by Citibank (South Dakota) or Universal Bank of a breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other party.


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

                                    ARTICLE V

                                    COVENANTS

         Section 5.01. Covenants of Universal Bank. Universal Bank hereby covenants and agrees with Citibank (South Dakota) as follows:

         (a) Receivables Not To Be Evidenced by Promissory Notes. Except in connection with its enforcement or collection of a Designated Account, Universal Bank will take no action to cause any Receivable to be evidenced by any instrument (as defined in the UCC).

         (b) Security Interests. Except for the conveyances hereunder, Universal Bank will not sell, pledge, assign or transfer to any other Person, or take any other action inconsistent with Citibank (South Dakota)'s ownership of the Receivables and the other Purchased Assets or grant, create, incur, assume or suffer to exist any Lien on, any Receivable, whether now existing or hereafter created, or any interest therein, and Universal Bank shall not claim any ownership interest in the Receivables and shall defend the right, title and interest of Citibank (South Dakota) in, to and under the Receivables and the other Purchased Assets, whether now existing or hereafter created, against all claims of third parties claiming through or under Universal Bank.

         (c) Designated Account Allocations. (i) With respect to any Obligor that has incurred Excluded Receivables in any Due Period, an amount of payments made by or on behalf of such Obligor in the next following Due Period shall be excluded from amounts of payments allocable to the Designated Accounts. Amounts paid by or on behalf of any Obligor with respect to any Designated Account will be attributed first to Excluded Receivables, and then to Receivables. (ii) If Universal Bank is unable for any reason to transfer the Receivables to Citibank (South Dakota) in accordance with the provisions of this Agreement (including, without limitation, by reason of the application of the provisions of Section
6.02 or any order of any Governmental Authority), then, in any such event, Universal Bank agrees (except as prohibited by any such order) to allocate and pay to Citibank (South Dakota), after the date of such inability, all collections with respect to the Receivables, including collections in respect of the Receivables transferred to Citibank (South Dakota) before the occurrence of such event, and all amounts which would have constituted such collections but for Universal Bank's inability to transfer Receivables (up to an aggregate amount equal to the amount of the outstanding Receivables transferred to Citibank (South Dakota) on or before such date). For the purpose of the immediately preceding sentence, Citibank (South Dakota) and Universal Bank shall treat the first received of such collections with respect to the Designated Accounts as allocable to Citibank (South Dakota) until Citibank (South Dakota) shall have been allocated and paid collections in an amount equal to the aggregate amount of the Principal Receivables as of the date of the occurrence of such event. If Universal Bank and Citibank (South Dakota) are unable pursuant to any Requirements of Law to allocate such collections as described above, Universal Bank and Citibank (South Dakota) agree that, after the occurrence of such event, payments on each Designated Account with respect to the principal balance of such Designated Account (other than with respect to the Excluded Receivables) shall be allocated first to the oldest principal balance of such Designated Account and shall have such


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

payments applied as collections in respect thereof in accordance with the terms of this Agreement. The parties hereto agree that Finance Charge Receivables, whenever created, accrued in respect of Principal Receivables which have been conveyed to Citibank (South Dakota) shall continue to be property of Citibank (South Dakota) notwithstanding any cessation of the transfer of additional Principal Receivables to Citibank (South Dakota) and collections with respect thereto shall continue to be allocated and paid in accordance with this Agreement.

         (d) Delivery of Collections or Recoveries. If Universal Bank receives collections of Receivables or Recoveries, Universal Bank agrees to pay to Citibank (South Dakota) all such collections of Receivables and Recoveries as soon as practicable after receipt thereof.

         (e) Notice of Liens. Universal Bank shall notify Citibank (South Dakota) promptly after becoming aware of any Lien on any Receivable other than the conveyances hereunder or under the Pooling and Servicing Agreement.

         (f) Documentation of Transfer. Universal Bank shall undertake to file the documents which would be necessary to perfect and maintain the transfer of the security interest in and to the Purchased Assets.

      (g) Periodic Rate Finance Charges. (i) Except (x) as otherwise required by any Requirements of Law or (y) as is deemed by Universal Bank to be necessary in order for it to maintain its credit card business on a competitive basis based on a good faith assessment by it of the nature of the competition with respect to the credit card business, and only if the change giving rise to such reduction is made applicable to the comparable segment of revolving credit card accounts owned or serviced by it which have characteristics similar to the Designated Accounts which are the subject of such change, it shall not at any time permit the Portfolio Yield to be less than the Average Rate. (ii) Except as otherwise required by any Requirements of Law, (A) it shall not permit the Portfolio Yield to be less than the highest Certificate Rate for any outstanding Series or Class, and (B) if the amount of surplus finance charge collections for any Group averaged over any three consecutive Due Periods is not equal to or greater than the required surplus finance charge amount for such Group for the last of such three consecutive Due Periods, it will not reduce the Periodic Rate Finance Charge applicable to any Designated Account to a rate that would result in the weighted average of the Periodic Rate Finance Charges applicable to all the Designated Accounts as of the last day of any Due Period being less than the sum of the weighted average of the Certificate Rates of each outstanding Series as of such last day and 6%.

         (h) Credit Card Agreements and Guidelines. Subject to compliance with all Requirements of Law and paragraph (g) above, Universal Bank may change the terms and provisions of the applicable Credit Card Agreements or the applicable Credit Card Guidelines in any respect (including the calculation of the amount or the timing of charge-offs and the Periodic Rate Finance Charges to be assessed thereon) only if such change is made applicable to the comparable segment of revolving credit card accounts owned or serviced by it which have the same or substantially similar characteristics as the Designated Accounts which are the subject of such change. Notwithstanding the above, unless required by Requirements of Law or as permitted by


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

Section 5.01(g), Universal Bank will take no action with respect to the applicable Credit Card Agreements or the applicable Credit Card Guidelines, which, at the time of such action Universal Bank reasonably believes will have a material adverse effect on Citibank (South Dakota) or the Certificateholders.

         (i) Official Records. Universal Bank shall maintain this Agreement as a part of its official records.

         (j) MasterCard and VISA. Universal Bank shall use its best efforts to remain, either directly or indirectly, a member in good standing of the MasterCard System, the VISA System and any other similar entity's or organization's system relating to any other type of revolving credit card accounts included as Designated Accounts.

         (k) Pooling and Servicing Agreement Covenants. Universal Bank agrees to be bound by each covenant applicable to an "Account Owner" set forth in the Pooling and Servicing Agreement.

         Section 5.02. Covenants of Citibank (South Dakota). Citibank (South Dakota) hereby covenants and agrees with Universal Bank as follows:

         (a) Citibank (South Dakota) will provide Universal Bank with such information as Universal Bank may reasonably request to enable Universal Bank to determine compliance with the covenants contained in Section 5.01.

        (b) Citibank (South Dakota), as Servicer under the Pooling and Servicing Agreement, will act as Servicer with respect to the Designated Accounts with the same standard of care as it does with respect to Accounts with respect to which it is the Account Owner.


                                   ARTICLE VI

                          TERM AND PURCHASE TERMINATION

         Section 6.01. Term. This Agreement shall commence as of the date of execution and delivery hereof and shall continue until the termination of the Master Trust as provided in Article XII of the Pooling and Servicing Agreement.

         Section 6.02. Purchase Termination. If Universal Bank voluntarily goes into liquidation or consents to the appointment of a conservator, receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceeding of or relating to Universal Bank or of or relating to all or substantially all its property, or a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceeding, or for the winding-up or liquidation of its affairs, shall have been entered against Universal Bank; or Universal Bank shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations (such voluntary liquidation, appointment, entering of such decree, admission, filing, making or suspension, a "Dissolution Event"), Universal Bank shall on the day of such appointment, voluntary liquidation, entering of such decree, admission, filing, making or suspension, as the case my be (the "Appointment Date"), immediately cease to transfer the Principal Receivables to Citibank (South Dakota) and shall promptly give notice to Citibank (South Dakota) and the Master Trust Trustee of such Dissolution Event. Notwithstanding any cessation of the transfer to Citibank (South Dakota) of additional Principal Receivables, Principal Receivables transferred to Citibank (South Dakota) before the occurrence of such Dissolution Event and collections in respect of such Principal Receivables and Finance Charge Receivables whenever created, accrued in respect of such Principal Receivables, shall continue to be property of Citibank (South Dakota) available for transfer by Citibank (South Dakota) to the Master Trust pursuant to the Pooling and Servicing Agreement.


                                   ARTICLE VII

                            MISCELLANEOUS PROVISIONS

         Section 7.01. Amendment. This Agreement and any Conveyance Papers and the rights and obligations of the parties hereunder may not be changed orally, but only by an instrument in writing signed by Universal Bank and Citibank (South Dakota) in accordance with this Section 7.01. This Agreement and any Conveyance Papers may be amended from time to time by Universal Bank and Citibank (South Dakota) (i) to cure any ambiguity, (ii) to correct or supplement any provisions herein which may be inconsistent with any other provisions herein or in any such other Conveyance Papers, (iii) to add any other provisions with respect to matters or questions arising under this Agreement or any Conveyance Papers which shall not be inconsistent with the provisions of this Agreement or any Conveyance Papers, (iv) to change, modify, delete or add any other obligation of Citibank (South Dakota) or Universal Bank; provided, however, that no amendment pursuant to clause (iv) of this Section 7.01 shall be effective unless Citibank (South Dakota) has been notified in writing that the Rating Agency Condition has been satisfied with respect thereto and Citibank (South Dakota) has provided an officer's certificate to the Master Trust Trustee to the effect that Citibank (South Dakota) reasonably believes that such amendment will not have an Adverse Effect; provided, further, that such action shall not (as evidenced by an Opinion of Counsel delivered to the Master Trust Trustee) adversely affect in any material respect the interests of the Master Trust Trustee or the Certificateholders, unless the Master Trust Trustee shall consent thereto. A copy of any amendment to this Agreement shall be sent to the Rating Agency.

         Section 7.02.  Governing Law.  THIS AGREEMENT AND THE CONVEYANCE
PAPERS SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE

PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         Section 7.03. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, return receipt requested, to

                  (a) in the case of Citibank (South Dakota),

                           Citibank (South Dakota), N.A.
                           701 E. 60th Street, North
                           Sioux Falls, South Dakota 57117
                           Attention: General Counsel
                           Telecopy:  605-331-4442 or 7232

                  (b) in the case of Universal Bank,

                           Universal Bank, N.A.
                           200 Brookstone Centre
                           Suite 110
                           Columbus, Georgia 31904
                           Attention: President
                           Telecopy: (706) 257-1733

                  (c) in the case of the Master Trust Trustee,

                           Bankers Trust Company
                           Four Albany Street, New York
                           New York 10006
                           Attention: Corporate Trust and Agency
                                      Group - Structured Finance
                           Telecopy: (212) 250-6439

or, as to each party, at such other address as shall be designated by such party in a written notice to each other party.

         Section 7.04. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement or any Conveyance Paper shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions, or terms shall be deemed severable from the remaining covenants, agreements, provisions, and terms of this Agreement or any Conveyance Paper and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of any Conveyance Paper.

         Section 7.05. Assignment. Notwithstanding anything to the contrary contained herein, other than any assignment of all or any portion of Citibank (South Dakota)'s rights, title, and interests in, to, and under this Agreement to the Master Trust Trustee for the benefit of the beneficiaries of the Master Trust including the Certificateholders as contemplated by the Pooling and Servicing Agreement and Section 7.06, this Agreement and all other Conveyance Papers may not be assigned by the parties hereto; provided, however, that Citibank (South Dakota) shall have the right to assign its rights, title and interests in, to and under this Agreement to (i) any successor by merger assuming this Agreement, (ii) to any affiliate owned directly or indirectly by Citigroup Inc. which assumes the obligations of this Agreement or (iii) to any entity provided that the Rating Agency has advised Citibank (South Dakota) that the Rating Agency Condition has been satisfied with respect thereto.

         Section 7.06. Acknowledgment and Agreement of Universal Bank. By execution below, Universal Bank expressly acknowledges and agrees that all or any portion of Citibank (South Dakota)'s right, title, and interest in, to, and under this Agreement, including, without limitation, all or any portion of Citibank (South Dakota)'s right, title, and interest in and to the Receivables purchased pursuant to this Agreement, may be assigned by Citibank (South Dakota) to the Master Trust Trustee for the benefit of the Master Trust, including the Certificateholders, and Universal Bank consents to such assignment. Universal Bank further agrees that notwithstanding any claim, counterclaim, right of setoff or defense which it may have against Citibank (South Dakota), due to a breach by Citibank (South Dakota) of this Agreement or for any other reason, and notwithstanding the bankruptcy of Citibank (South Dakota) or any other event whatsoever, Universal Bank's sole remedy shall be a claim against Citibank (South Dakota) for money damages and in no event shall Universal Bank assert any claim on or any interest in the Receivables and the other Purchased Assets or any proceeds thereof or take any action which would reduce or delay receipt by Certificateholders of collections with respect to the Receivables and the other Purchased Assets.

         Section 7.07. Further Assurances. Universal Bank and Citibank (South Dakota) agree to do and perform, from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by the other party or the Master Trust Trustee more fully to effect the purposes of this Agreement, the Conveyance Papers and the Pooling and Servicing Agreement including, without limitation, the execution of any financing statements or continuation statements or equivalent documents relating to the Receivables for filing under the provisions of the UCC or other law of any applicable jurisdiction and prompt notification to the other party of any change of the principal executive office of either party.

         Section 7.08. No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of Universal Bank or Citibank (South Dakota), any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. Subject to Section 7.06, the rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

         Section 7.09. Counterparts. This Agreement and all Conveyance Papers may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

         Section 7.10. Binding; Third-Party Beneficiaries. This Agreement and the Conveyance Papers will inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. The Master Trust Trustee is a third-party beneficiary of this Agreement.

         Section 7.11. Merger and Integration. Except as specifically stated otherwise herein, this Agreement and the Conveyance Papers set forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement and the Conveyance Papers. This Agreement and the Conveyance Papers may not be modified, amended, waived or supplemented except as provided herein.

         Section 7.12. Headings. The headings are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

         Section 7.13. Schedules and Exhibits. The schedules and exhibits attached hereto and referred to herein shall constitute a part of this Agreement and are incorporated into this Agreement for all purposes.

         Section 7.14. Survival of Representations and Warranties. All representations, warranties and agreements contained in this Agreement, shall remain operative and in full force and effect and shall survive conveyance of the Receivables by Universal Bank to Citibank (South Dakota) and by Citibank (South Dakota) to the Master Trust Trustee pursuant to the Pooling and Servicing Agreement.

         IN WITNESS WHEREOF, Universal Bank and Citibank (South Dakota) have caused this Receivables Purchase Agreement to be duly executed by their respective officers as of the day and year first above written.

                         CITIBANK (SOUTH DAKOTA), N.A.


                         By:  /s/ Douglas C. Morrison
                            --------------------------------------------------
                         Name:  Douglas C. Morrison
                         Title: Vice President


                         UNIVERSAL BANK, N.A.


                         By: /s/ Meridith A. Jarrell
                            --------------------------------------------------
                         Name:  Meridith A. Jarrell
                         Title: President and COO

                                                                         ANNEX I


                               DESIGNATED ACCOUNTS

                             [Intentionally Omitted]


                                        1